UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2022

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On March 4, 2022, Sunstone Hotel Investors, Inc. (“Sunstone”) and Sunstone’s operating partnership, Sunstone Hotel Partnership, LLC (the “Operating Partnership” and together with Sunstone, the “Company”) appointed Bryan Giglia, age 45, as Chief Executive Officer effective as of March 7, 2022. Prior to his appointment as Chief Executive Officer, Mr. Giglia served as the Company’s Executive Vice President and Chief Financial Officer since February 2013, after serving as Senior Vice President — Corporate Finance since March 1, 2010. From March 2007 to February 2010, he served as Vice President — Corporate Finance. Mr. Giglia joined the Company in March 2004 as a financial analyst, serving in the capacity of Director of Finance from October 2005 through February 2007. From August 1998 to August 2002, he served in a variety of accounting positions for Hilton Hotel Corporation. Mr. Giglia holds an M.B.A. degree from the Marshall School of Business at the University of Southern California and B.S. degree in Business Administration from the University of Arizona.

On March 7, 2022, Douglas Pasquale ceased serving as the Interim Chief Executive Officer and transitioned to Executive Chairman.

As of the date of this Current Report on Form 8-K, neither Mr. Giglia nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Giglia a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

In connection with Mr. Giglia’s appointment as Chief Executive Officer, Mr. Giglia’s annual base salary was increased to $600,000, and he will be eligible to participate in the Company’s annual cash bonus program with a target annual bonus equal to 135% of his annual base salary. In addition, in connection with his appointment, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) granted Mr. Giglia a one-time award of time-vesting restricted stock covering 62,668 shares of the Company’s common stock and performance-vesting restricted stock units (“RSUs”) covering 94,002 shares of the Company’s common stock, in each case, under the Company’s 2004 Long-Term Incentive Plan (the “Plan”), each described in more detail below.

Appointment of Executive Chairman

On March 4, 2022, the Company appointed Douglas Pasquale as Executive Chairman effective as of March 7, 2022 until September 1, 2022 (the “executive chairman period”). Prior to his appointment as Executive Chairman, Mr. Pasquale served as the Company’s Chairman of the Board since May 2015, as a director since November 2011, and as the Company’s Interim Chief Executive Officer since September 2021. Following the executive chairman period, it is expected that Mr. Pasquale will resume his role as Chairman of the Board.

As of the date of this Current Report on Form 8-K, neither Mr. Pasquale nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Pasquale a party to any understanding or arrangement pursuant to which he is to be selected as Executive Chairman.

In connection with Mr. Pasquale’s appointment as Executive Chairman, the Compensation Committee approved the following compensation for Mr. Pasquale in such capacity, effective as of his appointment date: a base salary of $412,500 for the executive chairman period and a cash bonus for the executive chairman period at a target amount equal to $600,000 and a maximum amount of $900,000. The actual amount of Mr. Pasquale’s cash bonus will be determined by the Compensation Committee in its discretion based on the Company’s and/or Mr. Pasquale’s performance. In the event that Mr. Pasquale’s employment is terminated prior to the end of the executive chairman period by the Company without cause, by Mr. Pasquale for good reason or due to Mr. Pasquale’s death or disability, Mr. Pasquale will receive a pro-rated target bonus based on the number of days that Mr. Pasquale served as Executive Chairman through the termination date, subject to Mr. Pasquale’s timely execution of an effective general release of claims in favor of the Company.

In addition, in connection with Mr. Pasquale ceasing to serve as Interim Chief Executive Officer, in accordance with Mr. Pasquale’s employment agreement with the Company, dated as of September 10, 2021, Mr. Pasquale’s restricted stock award granted to him in September 2021 upon his appointment as Interim Chief Executive Officer will vest in full and he will receive a cash performance bonus in an amount equal to $1,800,000, which was determined by the Compensation Committee based on Mr. Pasquale’s performance as Interim Chief Executive Officer. The Company’s obligation to provide these payments and benefits is conditioned upon Mr. Pasquale’s timely execution of an effective general release of claims in favor of the Company.

Appointment of President and Chief Investment Officer

On March 4, 2022, the Company appointed Robert Springer, age 44, as President and Chief Investment Officer effective as of March 7, 2022. Prior to his appointment as President and Chief Investment Officer, Mr. Springer served as the Company’s Executive Vice President and Chief Investment Officer since February 2013, after serving as the Company’s Senior Vice President — Acquisitions since joining the Company in May 2011. Prior to joining Sunstone, Mr. Springer served as a Vice President in the Merchant Banking Division of Goldman, Sachs & Co., focusing on lodging investments since 2006. Mr. Springer worked in both the feasibility and acquisitions groups at Host Hotels & Resorts from 2004 to 2006. Mr. Springer started his career with PricewaterhouseCoopers, LLP in the Hospitality Consulting Group from 1999 to 2004. Mr. Springer holds a B.S. degree in Hotel Administration from Cornell University.

As of the date of this Current Report on Form 8-K, neither Mr. Springer nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Springer a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

In connection with Mr. Springer’s appointment as President and Chief Investment Officer, Mr. Springer’s annual base salary was increased to $550,000 and he will be eligible to participate in the Company’s annual cash bonus program with a target annual bonus equal to 135% of his annual base salary. In addition, in connection with his appointment, the Compensation Committee granted Mr. Springer a one-time award of time-vesting restricted stock covering 62,668 shares of the Company’s common stock and performance-vesting RSUs covering 94,002 shares of the Company’s common stock, in each case, under the Plan, each described in more detail below.

Appointment of Chief Financial Officer

On March 4, 2022, the Company appointed Aaron Reyes, age 43, as Chief Financial Officer effective as of March 7, 2022. Prior to his appointment as Chief Financial Officer, Mr. Reyes served as Senior Vice President – Corporate Finance and Treasurer since February 2021, after serving as the Company’s Vice President – Corporate Finance since April 2016. Prior to joining Sunstone, Mr. Reyes was in the real estate and lodging investment banking divisions at Morgan Stanley and Bank of America Merrill Lynch. Prior to his time in investment banking, he was a manager with Accenture, a global consulting firm. Mr. Reyes received an undergraduate degree in finance from Pepperdine University and an M.B.A. with an emphasis in real estate from the Anderson School at the University of California, Los Angeles.

On March 7, 2022, Mr. Giglia ceased serving as the Company’s Chief Financial Officer and transitioned to Chief Executive Officer.

As of the date of this Current Report on Form 8-K, neither Mr. Reyes nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Reyes a party to any understanding or arrangement pursuant to which he is to be selected as an officer.

In connection with Mr. Reyes’s appointment as Chief Financial Officer, Mr. Reyes’s annual base salary was increased to $325,000 and he will be eligible to participate in the Company’s annual cash bonus program with a target annual bonus equal to 100% of his annual base salary.

Grant of One-Time Equity-Based Awards

Performance-Based RSUs

General. On March 4, 2022, the Compensation Committee approved the grant to each of Messrs. Giglia and Springer of an award of performance-vesting RSUs, effective as of March 7, 2022, which will vest based on the Company’s achievement of pre-determined stock price targets during a five-year performance period (the “Performance Period”), subject to the executive’s continued service with the Company.

Performance Vesting. The RSUs will be deemed earned with respect to 20% of the RSUs subject thereto upon achievement of five pre-determined stock price targets, sustained over a 20 consecutive trading day period (“Earned RSUs”). Earned RSUs will vest on the later to occur of the date on which the stock price target is achieved and the third anniversary of the grant date (the “Vesting Date”).

Change in Control. In the event that a change in control of the Company occurs prior to the completion of the Performance Period, the executive has not incurred a termination of service prior to such change in control and the RSU awards are not converted, assumed or replaced by the surviving entity in such change in control, the RSU awards will vest with respect to a number of RSUs equal to the number of RSUs which would have vested based on actual achievement of stock price targets as of the date of such change in control, and assuming the Vesting Date occurred as of such date. Any such RSUs that have not fully vested as of the date on which the change in control occurs will be cancelled and forfeited by the executive.

Certain Terminations of Service. If the executive’s service is terminated by the Company without “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement), in any case, prior to the completion of the applicable Performance Period, the RSU awards will vest with respect to a number of RSUs equal to the number of RSUs which would have vested based on actual achievement of stock price targets as of the date of such termination and assuming the Vesting Date occurred as of such date. Any such RSUs that have not fully vested as of the date on which such termination occurs will be cancelled and forfeited by the executive.

Payment. Any RSUs that become vested will be paid to the executive in whole shares of Company common stock within twenty (20) days after the applicable vesting date.

Dividend Equivalents. Each RSU award is granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the share of common stock underlying the RSU to which the dividend equivalent relates. Any dividend equivalent payments that would have been made prior to the date on which the RSU becomes an Earned RSU (plus or minus the amount of gain or loss on such amounts had they been reinvested in common stock on the date that they were paid) will be paid within forty-five (45) days following the date on which the RSU becomes an Earned RSU. Upon the executive’s termination of service for any reason, the executive will not be entitled to any dividend equivalent payments with respect to any RSUs that do not become an Earned RSU.

Time-Based Restricted Stock

General. On March 4, 2022, the Compensation Committee approved the grant to each of Messrs. Giglia and Springer of an award of time-based restricted common stock, effective as of March 7, 2022, which will be eligible to vest based on the executive’s continued service with the Company.

Vesting. The time-vesting restricted stock awards will vest as follows, subject to the executive’s continued service through each applicable vesting date: 10% on March 7, 2023, 2024, 2025 and 2026 and 60% on March 7, 2027.

Change in Control; Termination of Service. In the event of a change in control of the Company or a termination of the executive’s service by the Company without cause or by the executive for good reason, the shares of time-vesting restricted stock will vest in full.

The foregoing description of the awards does not purport to be complete and is qualified in its entirety by reference to the Form of Performance-Vesting Restricted Stock Unit Award Agreement (Promotion), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and by reference to the Form of Restricted Stock Award Agreement filed as Exhibit 10.7 to the Company’s Form 10-K filed on February 19, 2015 and to the Form of Restricted Stock Award Certificate filed as Exhibit 10.8 to the Company’s Form 10-K filed on February 19, 2015.

Item 7.01	Regulation FD Disclosure.

On March 7, 2022, the Company issued a press release announcing the events described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release announcing the aforementioned executive appointments is furnished herewith as Exhibit 99.1 and incorporated herein by reference in its entirety.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Form of Performance-Vesting Restricted Stock Unit Award Agreement (Promotion)

99.1	Press Release, dated March 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: March 7, 2022	By:	/s/ Bryan A. Giglia
Bryan A. Giglia
Chief Executive Officer